UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2013

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On April 1, 2013, LRR Energy, L.P. (the “Partnership”) closed its previously announced acquisition (the “Acquisition”) of oil and natural gas properties located in the Mid-Continent region in Oklahoma and crude oil hedges from the Seller (as defined below) for a purchase price of $38.2 million in cash, subject to customary purchase price adjustments, pursuant to a Purchase and Sale Agreement (“Purchase Agreement”), dated March 18, 2013, by and among Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (collectively, “Seller”), and the Partnership and LRE Operating, LLC (collectively, “Purchaser”).

The total estimated proved reserves attributable to the properties, based on the unweighted arithmetic average first-day-of-the-month oil and natural gas prices for the twelve-month period ended December 2012 and an effective date of April 1, 2013, were approximately 1,655 MBoe, of which approximately 84% were oil and 100% were classified as proved developed producing reserves. The average net production associated with the properties as of the date of the execution of the Purchase Agreement was approximately 335 Boe/d, implying a reserve-to-production ratio of 13.5 years. There are approximately 315 producing wells on the properties, none of which are operated, and the properties have a three-year average annual proved developed producing production decline rate of 6%. The Partnership estimates that annual maintenance capital expenditures associated with the properties will be $1.1 million, and the Partnership estimates that these properties will provide annualized cash flow from operations of approximately $6.1 million during 2013. Please see “Forward-Looking Statements” below.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

LRE GP, LLC, the general partner of the Partnership (the “General Partner”), is ultimately controlled by the co-founders of Lime Rock Management LP (“Lime Rock Management”), who also ultimately control the Seller. The General Partner owns an approximate 0.1% general partner interest in the Partnership, represented by 22,400 general partner units. Through the Seller’s Class C interest in the General Partner, the Seller is entitled to receive 20% of the distributions the Partnership makes with respect to the incentive distribution rights held by the General Partner through November 16, 2017. In addition, certain non-independent directors and executive officers of the General Partner, other than the General Partner’s Chief Financial Officer, own economic interests, investments and other economic incentives in, Lime Rock Management, the Seller and certain of their affiliates. The executive officers of the General Partner, other than the General Partner’s Chief Financial Officer, also serve in similar capacities with the Seller and certain of the Seller’s affiliates.

The Purchase Agreement was approved by the conflicts committee of the board of directors (the “Board”) of the General Partner, and by the full Board following the approval by the conflicts committee, on March 18, 2013. The conflicts committee is comprised entirely of directors meeting the independence standards of the New York Stock Exchange and the Securities and Exchange Act of 1934, as amended. The conflicts committee retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” — that is, statements related to future events. Forward-looking statements are based on the current expectations of the Partnership and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “may,” “predict,” “pursue,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “target,” “continue,” “potential,” “should,” “could” and  other similar words.  Forward-looking statements in this Current Report on Form 8-K relate to, among other things, the Partnership’s expectations regarding future results, capital expenditures and liquidity.  Although the Partnership believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties some of which are beyond the Partnership’s control.  Actual results and future events could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions “Risk Factors” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Partnership’s subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Partnership does not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The financial statements that may be required in connection with the Acquisition are not included in this Current Report on Form 8-K. The Partnership will file any required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(b)  Pro forma financial information.

The pro forma financial information that may be required in connection with the Acquisition is not included in this Current Report on Form 8-K. The Partnership will file any required pro forma financial information within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(d)  Exhibits.

Exhibit No.	Description
*2.1

Purchase and Sale Agreement dated March 18, 2013, by and among Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P., collectively, as Seller, and LRR Energy, L.P. and LRE Operating, LLC, collectively, as Purchaser.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Partnership undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: April 5, 2013	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer
and Secretary

Exhibit Index

Exhibit No.	Description
2.1

Purchase and Sale Agreement dated March 18, 2013, by and among Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P., collectively, as Seller, and LRR Energy, L.P. and LRE Operating, LLC, collectively, as Purchaser.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Partnership undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.